Exhibit 99.1

[GECC LETTERHEAD]

FORBEARANCE AGREEMENT

Dated as of April 29, 2003

Allegiance Telecom Company Worldwide

Allegiance Telecom, Inc.

700 E. Butterfield Road

Suite 400

Lombard, Illinois  60148

Attn:  Mark B. Tresnowski, Esq.

Telecopy:  630-522-5250

Allegiance Telecom Service Corporation

9201 North Central Expressway

Dallas, TX 75321

Attn: Clay Myers, Senior Vice President

Telecopy: 469-259-9107

Re:                               Credit and Guaranty Agreement dated as of February 15, 2000 by and among, inter alia, Allegiance Telecom Company Worldwide, as borrower (the “Borrower”), and various affiliates and subsidiaries as guarantors (the “Guarantors,” together with the Borrower, the “Credit Parties”), General Electric Capital Corporation, as successor administrative agent (the “Administrative Agent”), and various lenders identified as such thereunder (as amended and modified “the Credit Agreement”)

Ladies and Gentlemen:

Capitalized terms used in this letter (sometimes hereafter referred to as this “Agreement” or this “Forbearance Agreement”) and not otherwise defined or limited herein shall have the meanings attributed to such terms in the Credit Agreement.

The Borrower has indicated that it has, may or will fail to perform obligations owed to the Lenders under the terms and conditions of the Credit Agreement as a result of the following (the “Specified Events of Default”):

(a)           Failure to deliver to the Administrative Agent and Lenders pursuant to Section 5.1(g) of the Credit Agreement a certificate describing the Default under Section 5.1(o) of the Credit Agreement;

(b)           Failure to deliver to Administrative Agent and Lenders, pursuant to Section 5.1(o) of the Credit Agreement, a report demonstrating compliance with Section 6.7(e) of the Credit Agreement;

(c)           Failure to deliver to Administrative Agent and Lenders, pursuant to Section 5.1(c)(ii) of the Credit Agreement, annual financial statements for the fiscal year ended December 31, 2002 reported by independent certified public accounts without a going concern qualification;

(d)           Failure to satisfy the covenants set forth in Sections 6.7 and 6.8 of the Credit Agreement as of March 31, 2003 for the period then ended;

(e)           Failure to have executed the Permanent Amendment;

(f)            Failure to satisfy the Total Leverage Covenant as set forth in Section 6.7(f)(ii) of the Credit Agreement prior to April 30, 2003; and

As a result of the Specified Events of Default, Defaults and Events of Default exist under Article 8 of the Credit Agreement.

The Borrower and Guarantors have each requested that the Administrative Agent on behalf of the Lenders forbear from the exercise of the Administrative Agent’s and Lenders’ rights and remedies available under the Credit Agreement as a result of the occurrence of the Specified Events of Default.  The Administrative Agent and Lenders are willing to grant such forbearance upon the terms and subject to the conditions and limitations set forth herein.

A.                                   FORBEARANCE

1.             For the period beginning as of the date first above written (the “Commencement Date”) and ending 5:00 p.m., New York time, on May 15, 2003 (hereinafter referred to as the “Forbearance Period”), the Administrative Agent and the Requisite Lenders, for each Requisite Class Lender, without waiving, curing or ceasing the continuance of the Specified Events of Default, hereby agree to forbear from the exercise of any of their rights and remedies available under the Credit Agreement and the Credit Documents on account of the Specified Events of Default.  The Administrative Agent’s and Lenders’ forbearance provided for herein shall be effective only with respect to the Specified Events of Default and shall automatically terminate and cease to be of force and effect, and the Administrative Agent and Lenders may exercise all of their respective rights and remedies as may be available under the Credit Agreement and under applicable law, upon or after the occurrence of any other Event of Default or a default under the terms of this Forbearance Agreement (individually a “Forbearance Default” and, collectively, the “Forbearance Defaults”).

2.             The Requisite Lenders’ agreement to forbear as set forth above is subject to the following conditions, which shall be applicable throughout the Forbearance Period, and the failure to comply with any of these conditions shall be deemed to be a Forbearance Default:

(a)           The Credit Parties agree that during the Forbearance Period, no Credit Parity, nor its Subsidiaries, shall directly or indirectly, declare, order, pay, make or set apart any sum to effectuate any payment to the holders of the Subordinated Indebtedness; and

(b)           No later than May 7, 2003 at 9:00 a.m. New York Time, the Borrower agrees to deliver to the Agent and its counsel a revised version of the 2003-2007 Plan (the “Revised Business Plan”), which Revised Business Plan shall incorporate cost savings and other reductions that the Credit Parties’ management has identified; and

(c)           The Credit Parties agree to deliver to the Administrative Agent (i) on May 2, 2003 a thirteen (13) week budget for the Credit Parties, (ii) on May 9, 2003 an updated (13) week budget and (iii) on May 13, 2003, a summary of the disbursements made by the Credit Parties during the week ending May 9, 2003; and

(d)           No additional Defaults or Events of Default other than the Specified Events of Default shall occur or exist under the Credit Agreement or any other Credit Documents; and

(e)           Borrower and Guarantors shall throughout the term of this Agreement continue to make a full and complete disclosure of all material aspects of their financial condition and business operations in accordance with the terms of the Credit Agreement.

3.             During the Forbearance Period and provided no Forbearance Default exists, and further provided that the terms and conditions of this Forbearance Agreement are satisfied, the Requisite Lenders agree that they will not accelerate, or will not direct the Administrative Agent to accelerate, the indebtedness owed to the Lenders under the Credit Agreement or otherwise exercise any of their rights and remedies, in each case, as a result of the Specified Events of Default outlined herein.  Notwithstanding any of the foregoing or any other provision herein which may be construed to the contrary, although at this time the Requisite Lenders have elected not to charge interest at the default rate as set forth in Section 2.7 of the Credit Agreement, the Lenders reserve all rights to do so at any time after the termination of the Forbearance Period, which default rate of interest may be charged retroactively to the date of the Specified Events of Default.

B.                                     EFFECTIVENESS OF FORBEARANCE AGREEMENT

The undertakings of the Administrative Agent and the Requisite Lenders and the Forbearance Period provided for herein shall become effective immediately upon the execution of this Agreement by the Administrative Agent and the Borrower; provided, however, that the Forbearance Period shall terminate if the Borrower does not pay: (a) by 5:00 p.m. New York Time on April 30, 2003, $5,000,000 to the Administrative Agent, on behalf of the Lenders, to be applied in accordance with Sections 2.10(b)(i) and 2.12(a) of the Credit Agreement with the Borrower’s direction that the funds first be applied to the outstanding Revolving Loans to the full extent thereof; provided, however, that the application shall be made in accordance with Section 2.20 with respect to a Defaulting Lender and the Requisite Lenders waive any prior notice requirements set forth in Section 2.10(a); and (b) within two (2) business days after the Borrowers receive an invoice from the Administrative Agent and the Administrative Agent and the Borrower agree on the amount therein, the Administrative Agent’s reasonable costs and expenses as provided for in accordance with Section 10.2 of the Credit Agreement and any unpaid Administrative Agent fee in accordance with the Credit Documents.

C.                                     REPRESENTATIONS AND WARRANTIES

In consideration of the limited agreement of the Administrative Agent and the Requisite Lenders to forbear from the exercise of their rights and remedies as set forth above, such Credit Party hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof as follows:

1.             The execution, delivery and performance of this Agreement by the such Credit Party is within its corporate power and have been duly authorized by all necessary corporate action, and this Agreement constitutes a valid and legally binding Agreement enforceable against such Credit Party in accordance with its terms.

2.             All Credit Documents, including without limitation the Credit Agreement, and Guaranties, constitute valid and legally binding obligations of the parties thereto enforceable against each such Credit Party in accordance with the terms thereof.  Each Credit Party hereby ratifies and confirms each of the Credit Documents to which the Credit Party is party to and the rights granted thereunder in favor of Administrative Agent and Lenders, including its liability for the Obligations as defined therein.

D.                                    OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS

1.             The Credit Parties and the Lenders hereby agree that the decision by the Administrative Agent and the Requisite Lenders to grant the forbearance as outlined herein is not and shall not be deemed to constitute an undertaking by the Administrative Agent and the Lenders to forbear or refrain from exercising any and all rights and remedies available to them under the Credit Agreement and the other Credit Documents and under applicable law upon the occurrence of any Forbearance Default.  Additionally, notwithstanding the agreement of the Administrative Agent and the Requisite Lenders to enter into this Forbearance Agreement, the Administrative Agent and the Requisite Lenders hereby advise the Credit Parties that, except to the extent of the Administrative Agent and the Requisite Lenders’ forbearance expressly referenced herein through the Forbearance Period specified in this Forbearance Agreement, the Administrative Agent and Lenders require strict compliance with all of the terms and conditions of the Credit Agreement and the other Credit Documents; provided, however, that the Administrative Agent or the Lenders shall not be required to issue any notices otherwise required by the Credit Agreement with respect to the Specified Events of Default during the term of this Forbearance Agreement.

2.             Each Credit Party further acknowledges and agrees that: (i) the Specified Events of Default have occurred or will occur and continue, and shall not be deemed to have been waived, cured or eliminated, in whole or in part, by this Forbearance Agreement, and the Administrative Agent and Lenders expressly reserve rights with respect to the Specified Events of Default, subject only to the terms in the Credit Agreement, the other Credit Documents and this Forbearance Agreement; (ii) the parties have not entered into a mutual disregard of the terms and provisions of the Credit Agreement and the other Credit Documents, or engaged in any course of dealing in variance with the terms and provisions of the Credit Agreement and the Credit Documents, within the meaning of any applicable law of the State of New York, or otherwise; and (iii) as of April 29, 2003, principal in the amount set forth on Schedule A attached hereto, plus accrued interest was due and owing, by the Borrower under the Credit Agreement and guaranteed by the Guarantors under the Guaranty Agreements.

3.             Each Credit Party expressly acknowledges and agrees that the Credit Agreement and other Credit Documents are valid and enforceable by the Administrative Agent and the Lenders and expressly reaffirms its obligations under the Credit Agreement and other Credit Documents (including the Guaranty Agreements). Each Credit Party agrees that it shall not dispute the validity or enforceability of the Credit Agreement and other Credit Documents (including the Guaranty Agreements) or any of its obligations thereunder, or the validity, priority, enforceability or extent of the Administrative Agent on behalf of the Lenders’ security interest in or lien against any item of Collateral under the Credit Agreement and other Credit Documents.

4.             The Borrower acknowledges and agrees, upon the request of the Administrative Agent, (i) to promptly cure, or cause to be cured, defects in the execution and delivery of the Credit Agreement and the other Credit Documents (including this Forbearance Agreement), resulting from any act or failure to act by the Borrower, or any employee or officer thereof, and (ii) at its expense, promptly to execute and deliver to the Administrative Agent, or cause to be executed and delivered to the Administrative Agent, any such document to correct any inadvertent omissions, as agreed to between the Credit Parties and the Administrative Agent, in the Credit Agreement and other Credit Documents.

5.             As further consideration to induce the Administrative Agent and the Requisite Lenders to execute, deliver and perform this Forbearance Agreement, each Credit Party represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, defenses, counterclaims, demands of any kind, character or nature whatsoever, fixed or contingent, which such Credit Party may have, or claim to have, against the Lenders or the Administrative Agent in connection with the Credit Agreement and Credit Documents, and such Credit Party hereby releases, acquits and forever discharges the Administrative Agent and each Lender and its respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the “Released Parties”) from any and all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent, in connection with the Credit Agreement and Credit Documents, that the Credit Party may have, or claim to have, against each of the such Released Parties from the beginning of time until and through the dates of execution and delivery of this Forbearance Agreement.  The foregoing release shall not waive, release or otherwise affect (i) any claims or causes of actions the Borrower and Guarantors may have with respect to any Defaulting Lender, or (ii) the obligations of the Administrative Agent and Lenders to perform their obligations under the Credit Documents and applicable law, subject to the terms of the Credit Documents and applicable law.

E.                                      MISCELLANEOUS

1.             This Forbearance Agreement, taken together with the Credit Agreement and all of the other Credit Documents, embodies the entire agreement and understanding among the parties hereto, and such Forbearance Agreement may not be amended or modified and the Forbearance Period extended unless agreed to in writing executed by all parties signatory to this Forbearance Agreement or as may otherwise be provided for under the terms of the Credit Agreement and the other Credit Documents.  This Forbearance Agreement shall constitute a Credit Document for all purposes under the Credit Agreement.

2.             This Forbearance Agreement, and any amendments, waivers, consents or supplements hereto may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Forbearance Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of the Forbearance Agreement.

3.             THIS FORBEARANCE AGREEMENT AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITH REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT.

4.             Time is of the essence for performing all matters set forth in this Forbearance Agreement.

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AGENTS AND LENDERS:	GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and a Lender

By:
Name:
Title: Manager - Operations

MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent and a Lender

By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH, as Managing Agent and a Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Managing Agent and a Lender

By:
Name:
Title:

BANK OF AMERICA N.A., as Managing Agent and Lender

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Managing Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

COBANK, ACB, as a Lender

By:
Name:
Title:

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

By:
Name:
Title:

PAURAQUE PARTNERS, L.P., as a Lender

By:	First Pauraque Partners, L.P.
General partner

By:
Name:
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

CIT LENDING SERVICES CORPORATION, as a Lender

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, as a Lender

By:
Name:
Title:

By:
Name:
Title:

FLEET NATIONAL BANK, as a Lender

By:
Name:
Title:

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

BANK AUSTRIA CREDIT ANSTALT CORPORATE FINANCE INC., as a Lender

By:
Name:
Title:

IBM CREDIT CORPORATION, as a Lender

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

TORONTO DOMINION (TEXAS), INC., as a Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, (f/k/a First Union National Bank) as a Lender

By:
Name:
Title:

THE BANK OF NEW YORK, as a Lender

By:
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as managing Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

ABN AMRO BANK N.V., as Managing Agent and a Lender

By:
Name:
Title:

AS BORROWER:

ALLEGIANCE TELECOM COMPANY WORLDWIDE

By:
Name:
Title:

AS GUARANTORS:

ALLEGIANCE TELECOM, INC.
ADGRAFIX CORPORATION,
ALLEGIANCE INTERNET, INC.
ALLEGIANCE TELECOM INTERNATIONAL, INC.
ALLEGIANCE TELECOM OF ARIZONA, INC.
ALLEGIANCE TELECOM OF CALIFORNIA, INC.
ALLEGIANCE TELECOM OF COLORADO, INC.
ALLEGIANCE TELECOM OF FLORIDA, INC.
ALLEGIANCE TELECOM OF GEORGIA, INC.
ALLEGIANCE TELECOM OF ILLINOIS, INC.
ALLEGIANCE TELECOM OF INDIANA, INC.
ALLEGIANCE TELECOM OF MARYLAND, INC.
ALLEGIANCE TELECOM OF MASSACHUSETTS, INC.
ALLEGIANCE TELECOM OF MICHIGAN, INC.
ALLEGIANCE TELECOM OF MINNESOTA, INC.
ALLEGIANCE TELECOM OF MISSOURI, INC.
ALLEGIANCE TELECOM OF NEVADA, INC.
ALLEGIANCE TELECOM OF NEW JERSEY, INC.
ALLEGIANCE TELECOM OF NEW YORK, INC.
ALLEGIANCE TELECOM OF NORTH CAROLINA, INC.
ALLEGIANCE TELECOM OF OHIO, INC.
ALLEGIANCE TELECOM OF OKLAHOMA, INC.
ALLEGIANCE TELECOM OF OREGON, INC.
ALLEGIANCE TELECOM OF PENNSYLVANIA, INC.
ALLEGIANCE TELECOM OF PURCHASING COMPANY, INC.
ALLEGIANCE TELECOM OF TEXAS, INC.
ALLEGIANCE TELECOM OF THE DISTRICT OF COLUMBIA, INC.
ALLEGIANCE TELECOM OF VIRGINIA, INC.
ALLEGIANCE TELECOM OF WASHINGTON, INC.
ALLEGIANCE TELECOM OF WISCONSIN, INC.
ALLEGIANCE TELECOM SERVICE CORPORATION
ALGX BUSINESS INTERNET, INC.
COAST TO COAST TELECOMMUNICATIONS, INC.
HOSTING.COM, INC.
INTERACCESS TELECOMMUNICATIONS CO.
JUMP.NET, INC.
VIRTUALIS SYSTEMS, INC.
SHARED TECHNOLOGIES ALLEGIANCE, INC.

By:
Name:

SCHEDULE A

As of April 29, 2003, the principal balance due and owing under the Revolving Credit Facility was $324,800,000 and the principal balance due and owing under the Delayed Draw Term Loans was $145,500,000.